Exhibit 99.1

International Paper Announces Agreement to Acquire DS Smith

Creates Significant Shareholder Value and a Global Leader in Sustainable Packaging Solutions with a

Focus on Attractive and Growing North American and European Regions

Strengthens Customer Value Proposition Through Enhanced Offerings, Innovation

and Geographic Reach

Expected to Achieve Significant Synergies of At Least $514 Million

EPS Accretive in Year One with a Strong Investment-Grade Balance Sheet

Shared Commitment to Sustainability and Responsible Growth

MEMPHIS, Tenn. – April 16, 2024 – International Paper (NYSE: IP, “IP”) and DS Smith Plc (LSE: SMDS, “DS Smith”) today announced that they have reached agreement on the terms of a recommended all-share combination (the “Combination”), creating a truly global leader in sustainable packaging solutions.

The terms of the Combination value each DS Smith share at 415 pence per share1, and will result in IP issuing 0.1285 shares for each DS Smith share, resulting in pro forma ownership of 66.3 percent for IP shareholders and 33.7 percent2 for DS Smith shareholders, implying a transaction value of approximately $9.9 billion3. The Combination is expected to close by the fourth quarter of 2024.

“Combining with DS Smith is a logical next step in IP’s strategy to drive profitable growth by strengthening our global packaging business,” said Mark S. Sutton, Chairman and CEO of IP. “DS Smith is a leader in packaging solutions with an extensive reach across Europe, which complements IP’s capabilities and will accelerate growth through innovation and sustainability. We are confident this combination will drive significant value for our employees, customers, and shareholders.”

CEO-Elect of IP, Andrew K. Silvernail added, “Bringing together the capabilities and expertise of both companies will create a winning position in renewable packaging across Europe, while also enhancing IP’s North American business. I firmly believe this strategic combination offers a unique and highly compelling opportunity to create tremendous shareholder value. I am also committed to working with the teams to deliver the expected synergies, along with the ongoing profit improvement initiatives across the IP portfolio.”

CEO of DS Smith, Miles Roberts, said, “The combination with IP is an attractive opportunity to create a truly international sustainable packaging solutions leader that is well positioned in attractive and growing markets across Europe and North America. It combines two focused and complementary businesses. DS Smith has grown significantly through a dedication to customers, focus on innovation, quality of packaging and high levels of service. In a dynamic sustainable packaging landscape, the combination will enhance our global proposition to customers, create opportunities for colleagues and drive value for shareholders who can remain fully invested in such an exciting business. I am proud of all that DS Smith has achieved to date and am sure that the business will continue to flourish as part of a combined group with IP due to the capability and continued commitment of our colleagues.”

Compelling Strategic Opportunity

Creates a global leader in sustainable packaging solutions, focused on the attractive and growing North American and European regions

•	Establishes a differentiated corrugated packaging company with approximately 90% of revenue from sustainable fiber-based packaging.

•	Expands IP’s footprint and capabilities in the attractive European region.

•	Combines DS Smith’s extensive European sales of $9.4 billion[4] in FY23 with IP’s European sales of $1.5 billion in FY23.

•	Enhances IP’s business in North America’s eastern region with the addition of DS Smith’s complementary box network.

Complementary business models increase vertical integration to improve profitability

•	Integration of approximately 500-600k tons of containerboard from DS Smith into the IP mill system will increase the combined integration rate to approximately 90%.

•	Optimizes the combined network of mills, box plants, and supply chains.

Strengthens customer value proposition through enhanced offerings, innovation, and geographic reach

•	Enhances ability to serve global customers with a highly complementary, quality portfolio and broader product offerings.

•	Increases exposure to the attractive, fast-moving consumer goods and e-commerce segments.

•	Greater opportunity for cross-selling products and services across respective regional and global customers.

•	Combines market and commercial expertise, and innovation capabilities.

•	Generates revenue synergies primarily from incremental sales generated by DS Smith’s Innovation Network being extended to IP’s European customers.

Accelerates sustainability, including through innovation, for the benefit of all stakeholders

•	Combines IP and DS Smith’s experienced management teams to accelerate innovative sustainable solutions and advance the circular economy.

•	Expands a portfolio of sustainable products to meet customers’ evolving preferences.

•	Aligns commitment to grow responsibly through environmental stewardship, community engagement, and strong corporate governance.

Similar cultures and experienced teams ensure low integration and operational risk

•

Shared purpose-driven cultures with a relentless focus on sustainability, responsible growth, positively impacting communities and a commitment to creating innovative solutions that meet customer needs.

•	Intention to retain DS Smith’s London headquarters as IP’s new EMEA headquarters.

•	Both the IP and DS Smith teams, including IP CEO-Elect Andrew K. Silvernail, have expertise and experience in successfully integrating large scale acquisitions.

Significant Value Creation

Substantial synergies through global scale and optimization

•	Expected to deliver at least $514 million of pre-tax cash synergies on an annual run-rate basis by the end of the fourth year following the close of the Combination, comprised of the following:

•	92%, or $474 million per annum of cost synergies, across the following sources:

•	47%, or $241 million from operational synergies across the combined network of mills, box plants, and global supply chain, including:

•	Integration benefit of balancing containerboard supply positions (approximately 500 to 600k tons);

•	Freight optimization benefits; and

•	Operational efficiencies across mill and box network from product and system optimization, and sharing technology expertise.

•	23%, or $117 million from overhead synergies by reducing duplicative corporate and business overhead expenses; and

•	23%, or $116 million from operational procurement synergies from increased scale of the combined company.

•	5%, or $26 million from capex procurement synergies, by leveraging increased scale of the combined company; and

•	3%, or $14 million of revenue synergies.

•	All potential synergies have been independently validated as part of a Quantified Financial Benefits Statement under Rule 28.1(a) of the UK Takeover Code (the “Code”).

•	These synergies are expected to arise as a direct result of the Combination and could not be achieved independently of the Combination.

•	IP anticipates that the total costs to achieve the synergies would be approximately $370 million.

•

IP expects that approximately 33% of the synergies would be achieved in year one, with approximately 66% achieved in year two and 95% achieved in year three following close of the transaction, all on a run-rate basis.

•	Aside from the one-time costs referred to above, no material dis-synergies are expected as a direct result of the Combination.

Strong pro forma financial profile will enable accelerated growth

•	Pro forma 2023 combined revenues of approximately $28.2 billion[5] and combined adjusted EBITDA of approximately $4.1 billion[6].

•	Expected to be EPS accretive in the first year following close of the transaction, reflecting synergies expected to be realized.

•	Return on invested capital from the Combination is expected to exceed IP’s weighted average cost of capital by the end of the third year following close of the transaction.

•	Maintains strong balance sheet and expected to maintain IP’s current credit rating.

•	Solid cash flow profile provides the financial strength needed to deliver profitable growth.

•	Expect to maintain IP’s current dividend.

Creates greater liquidity for investors and a more diversified shareholder base

•	Primary listing on the New York Stock Exchange and a secondary listing on the London Stock Exchange.

•	Deeper liquidity as a result of improved position within the S&P 500 based on implied combined market capitalization.

Transaction Structure

The Combination will be structured as an acquisition of DS Smith by IP and implemented in accordance with the rules of the Code and English law. IP will issue 0.1285 for each DS Smith share, equal to 179,948,967 shares.

Upon completion of the Combination, any new IP Shares issued to DS Smith shareholders will be authorized for primary listing on the New York Stock Exchange subject to official notice of issuance. IP also intends to seek a secondary listing of its shares on the London Stock Exchange.

The Combination is expected to close by the fourth quarter of 2024, subject to IP and DS Smith shareholder approval and customary closing conditions, including receipt of regulatory clearances, in Europe and the U.S.

Governance and Leadership

Andrew K. Silvernail will be CEO of the combined company and Miles Roberts will be retained as a consultant to assist with integration matters. As part of the Combination, up to two non-executive directors of DS Smith will be invited to join the Board of the combined company upon close of the Combination.

The combined company will be headquartered in Memphis, Tennessee, with plans to establish an EMEA headquarters at DS Smith’s existing London headquarters.

For the full Rule 2.7 Announcement (the “Announcement”), a copy of this press release and further information, please visit the dedicated transaction microsite here.

Investor Webcast

IP will host a webcast today at 1:00 p.m. BST/8:00 a.m. ET/7:00 a.m. CT. All interested parties are invited to listen to the webcast via IP’s website at http://www.internationalpaper.com by clicking on the Investors tab and going to the Events & Presentations page. An investor presentation will also be filed and available on the investor relations page. A replay of the webcast will be on the website beginning approximately two hours after the call. Parties who wish to participate in the webcast via teleconference may dial (844) 291-6360 and outside the U.S. +1 (234) 720-6993 and ask to be connected to the IP Investor Call. The conference ID number is 7865078. An audio-only replay will be available for four weeks following the call. To access the replay, dial (866) 207-1041 or +1 402-970-0847 and when prompted for the conference ID, enter 9511554.

Advisors

BofA Securities, Inc. is acting as sole financial advisor to IP. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal adviser to IP in connection with the Combination. Sidley Austin LLP is acting as U.S. antitrust legal adviser to IP in connection with the Combination.

Goldman Sachs International, Citigroup Global Markets Limited, and J.P. Morgan Securities Plc are acting as financial advisors to DS Smith. Slaughter and May is acting as legal adviser to DS Smith in connection with the Combination. Sullivan & Cromwell LLP is acting as U.S. legal adviser to DS Smith in connection with the Combination.

About International Paper

International Paper (NYSE: IP) is a global provider of renewable fiber-based packaging and pulp products, and one of the world’s largest recyclers. Headquartered in Memphis, Tenn., we employ approximately 40,000 colleagues globally who are committed to creating what’s next. We serve customers worldwide, with manufacturing operations in North America, Latin America, North Africa, and Europe. Net sales for 2023 were $18.9 billion. Additional information can be found by visiting internationalpaper.com.

About DS Smith

DS Smith is a leading provider of sustainable fiber-based packaging worldwide, which is supported by recycling and papermaking operations. It plays a central role in the value chain across sectors including e-commerce, fast moving consumer goods, and industrials. Through its purpose of “Redefining Packaging for a Changing World” and its Now and Next sustainability strategy, DS Smith is committed to leading the transition to the circular economy, while delivering more circular solutions for its customers and wider society – replacing problem plastics, taking carbon out of supply chains, and providing innovative recycling solutions. Its bespoke box-to-box in 14 days model, design capabilities, and innovation strategy sit at the heart of this response. DS Smith operates in 34 countries employing around 30,000 people and is a Strategic Partner of the Ellen MacArthur Foundation.

Contacts

International Paper

Investors

Mark Nellessen

Mark.Nellessen@ipaper.com

+1 901 419 1731

Media

FGS Global

IP@fgsglobal.com

US

+1 212 687 8080

UK

+44 20 7251 3801

DS Smith

Investors

Hugo Fisher / Anjali Kotak

+44 (0)20 7756 1800

Media

Greg Dawson

+44 (0)20 7756 1800

Brunswick Group LLP

Simon Sporborg / Dan Roberts

+44 (0) 20 7404 5959

Disclaimers

BofA Securities Inc., which is authorized by the Prudential Regulation Authority (“PRA”) and regulated by the Financial Conduct Authority (“FCA”) and the PRA in the United Kingdom, is acting exclusively for International Paper and for no one else and will not be responsible to anyone other than International Paper for providing the protections afforded to its clients or for providing advice in relation to the matters referred to in this release. Neither BofA Securities, nor any of its affiliates, owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of BofA Securities in connection with this release, any statement contained herein or otherwise.

Goldman Sachs International, which is authorized by the PRA and regulated by the FCA and the PRA in the United Kingdom, is acting exclusively for DS Smith and no one else in connection with the matters referred to in this release and will not be responsible to anyone other than DS Smith for providing the protections afforded to clients of Goldman Sachs International, or for providing advice in connection with the matters referred to in this release.

Citigroup Global Markets Limited (“Citi”), which is authorized by the PRA and regulated in the UK by the FCA and the PRA, is acting exclusively for DS Smith and for no one else in connection with the matters described in this release and will not be responsible to anyone other than DS Smith for providing the protections afforded to clients of Citi nor for providing advice in connection with the matters referred to in this release. Neither Citi nor any of its affiliates, directors or employees owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, consequential, whether in contract, in tort, in delict, under statute or otherwise) to any person who is not a client of Citi in connection with this release, any statement contained herein or otherwise.

J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove) (“J.P. Morgan Cazenove”) which is authorized in the United Kingdom by the PRA and regulated in the United Kingdom by the PRA and the FCA, is acting as financial adviser exclusively for DS Smith and no one else in connection with the matters set out in this release and will not regard any other person as its client in relation to the matters set out in this release and will not be responsible to anyone other than DS Smith for providing the protections afforded to clients of J.P. Morgan Cazenove or its affiliates, nor for providing advice in relation to the matters set out in this release or any other matter or arrangement referred to herein.

Further information

This release is for information purposes only and is not intended to and does not constitute, or form any part of, an offer, invitation or the solicitation of an offer to purchase or subscribe, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise.

Additional information for US investors in DS Smith

The Combination relates to the shares of an English company and is being made by way of a scheme of arrangement provided for under Part 26 of the UK Companies Act 2006 (“Scheme”). The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the proxy solicitation rules under the US Securities Exchange Act of 1934, as amended. Accordingly, the Combination and the Scheme will be subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company incorporated in the United Kingdom and listed on the London Stock Exchange, which differ from the disclosure requirements of US tender offer and proxy solicitation rules. If, in the future, International Paper exercises its right to implement the Combination by way of a takeover offer (as defined in the UK Companies Act 2006) (“Offer”) and determines to extend the Offer into the United States, the Combination will be made in compliance with applicable US laws and regulations.

The new International Paper shares to be issued pursuant to the Combination have not been registered under the US Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the US Securities Act. The New International Paper shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the US Securities Act. If, in the future, International Paper exercises its right to implement the Combination by way of an Offer or otherwise in a manner that is not exempt from the registration requirements of the US Securities Act, it will file a registration statement with the US Securities and Exchange Commission (the “SEC”) that will contain a prospectus with respect to the issuance of the new International Paper shares to be issued in connection with the Combination. In this event, DS Smith shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to International Paper’s contact for enquiries identified above.

Neither the SEC nor any US state securities commission has approved or disapproved of the New International Paper shares to be issued in connection with the Combination or determined if this release is accurate or complete. Any representation to the contrary is a criminal offence in the United States.

This release contains estimated financial information that is unaudited and not presented in accordance with US Generally Accepted Accounting Practices (GAAP).

Such information includes financial information presented in accordance with International Financial Reporting Standards (IFRS); information relating to the combined financial data presented with the side-by-side financials; estimated efficiencies and run-rate savings, estimated synergies and efficiencies. This information has been provided on a forward-looking basis pursuant to an exception for non-GAAP financial measures included in disclosures relating to a proposed business combination transaction, the entity resulting from the business combination transaction or any entity that is a party to the business combination transaction where the communication containing such disclosure is subject to the SEC’s rules relating to communications applicable to business combination transactions. Investors should not place undue reliance on these measures and should carefully review the risks and uncertainties described in the cautionary statement relating to “Forward-Looking Statements” contained herein.

It may be difficult for US DS Smith shareholders to enforce their rights and any claim arising out of the US federal securities laws, because DS Smith is located in a non-US country, and some or all of its officers and directors are residents of a non-US country. US DS Smith shareholders may not be able to sue a non-US company or its officers or directors in a non-US court for violations of the US securities laws. Further, it may be difficult to compel a non-US company and its affiliates to subject themselves to a US court’s judgment.

US DS Smith shareholders also should be aware that the Combination may have tax consequences for US federal income tax purposes and under applicable US state and local, as well as foreign and other, tax laws, and, that such consequences, if any, are not described herein, US DS Smith shareholders are urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination.

Forward Looking Statements

This release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act 1995 that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this release are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry-specific nature. Forward-looking statements give International Paper’s and DS Smith’s current expectations and projections with respect to the financial condition, results of operations and business of International Paper, DS Smith and certain plans and objectives of International Paper, DS Smith and the combined company.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by International Paper and DS Smith in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the ability of International Paper and DS Smith to consummate the Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Combination; (iii) adverse effects on the market price of International Paper’s or DS Smith’s operating results including because of a failure to complete the Combination; (iv) the effect of the announcement or pendency of the Combination on International Paper’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the International Paper group or the DS Smith group; and (vii) the effects of government regulation on the business of the International Paper group or the DS Smith group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future performance and are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this release may cause the actual results, performance, or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this release. All subsequent oral or written forward-looking statements attributable to International Paper or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither International Paper nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

International Paper’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 contains additional information regarding forward-looking statements and other risk factors with respect to International Paper.

Additional Information

This release may be deemed to be solicitation material in respect of the Combination, including the issuance of the new International Paper shares to be issued in connection with the Combination. In connection with the foregoing proposed issuance of the new International Paper shares, International Paper expects to file a proxy statement on Schedule 14A with the SEC, together with any amendments and supplements thereto, the “Proxy Statement”. To the extent the Combination is effected as a Scheme, the issuance of the new International Paper shares in connection with the Combination would not be expected to require registration under the US Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the US Securities Act. In the event that International Paper determines to conduct the Combination pursuant to an Offer or otherwise in a manner that is not exempt from the registration requirements of the US Securities Act, International Paper expects to file a registration statement with the SEC containing a prospectus with respect to the new International Paper shares to be issued in connection with the Combination. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERNATIONAL PAPER, THE COMBINATION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement, the Scheme document, and other documents filed by International Paper with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the Scheme document, and other documents filed by International Paper with the SEC at https://www.internationalpaper.com/investors.

Participants in the Solicitation

International Paper and its directors, officers and employees, including Christopher M. Connor, Ahmet C. Dorduncu, Ilene S. Gordon, Anders Gustafsson, Jacqueline C. Hinman, Clinton A. Lewis, Jr., Kathryn D. Sullivan,

Anton V. Vincent and Ray G. Young, all of whom are members of International Paper’s board of directors, as well as Mark S. Sutton, Chief Executive Officer and Chairman of International Paper’s board of directors and Timothy S. Nicholls, Senior Vice President and Chief Financial Officer may be deemed participants in the solicitation of proxies from International Paper’s stockholders in respect of the Combination, including the proposed issuance of new International Paper shares in connection with the Combination. Information regarding International Paper’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of International Paper, which was filed with the SEC on February 16, 2024 and (ii) the “Item 1 – Election of 9 Directors,” “Compensation Discussion & Analysis (CD&A),” and “Security Ownership of Management” sections in the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of International Paper, which was filed with the SEC on April 2, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the Business Combination when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and International Paper’s website at https://www.internationalpaper.com/investors.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No profit forecasts or estimates

No statement in this release is intended as a profit forecast or estimate for any period and no statement in this release should be interpreted to mean that earnings or earnings per ordinary share, for International Paper or DS Smith, respectively for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for International Paper or DS Smith, respectively.

Quantified Financial Benefits Statement

The statement referenced under the heading “Substantial and achievable synergies through global scale and optimization” above constitutes a “Quantified Financial Benefits Statement” under Rule 28.1(a) of the Code. Statements of estimated synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties, and contingencies. As a result, the synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this release generally, should be construed as a profit forecast or interpreted to mean that the combined company’s earnings in the first full year following the completion of the Combination, or in any subsequent period, would necessarily match or be greater than or be less than those of International Paper or DS Smith for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this release is the responsibility of International Paper and the International Paper directors.

1	Based on the IP undisturbed share price of $40.85 on 25 March 2024, the DS Smith undisturbed share price of 281p on 7 February 2024, and a GBP / USD FX rate of 1.2645 as of 25 March 2024.
2	Based on IP diluted share capital of 354,258,615 and DS Smith diluted share capital of 1,400,381,069.
3	Based on DS Smith net debt of $2,495 million, non-controlling interests of $4 million and net pension liability of $63 million, assuming a GBP / USD FX rate of 1.2645 as of 25 March 2024.
4	Based on GBP / USD FX rate of 1.2451, as of 16:00 UK time on 15 April 2024.
5	Based on GBP / USD FX rate of 1.2451, as of 16:00 UK time on 15 April 2024.
6

Pro forma based on FY 2023 (Dec-2023) for International Paper and last 12 months ending October 2023 financials for DS Smith. Please see our Investor presentation as well as the Investors section of our website (www.internationalpaper.com) for more information on non-GAAP financial measures, definitions and reconciliations to most directly comparable U.S. GAAP measures. Please note approximation includes projected synergies.